Exhibit 99.1

          Callaway Golf Announces Results for Second Quarter
                     and First Six Months of 2005

    CARLSBAD, Calif.--(BUSINESS WIRE)--July 21, 2005--Callaway Golf Company (NYSE:ELY) today announced its financial results for the quarter and six months ended June 30, 2005, reporting for the quarter consolidated net sales of $323.1 million, net income of $18.4 million, and fully diluted earnings per share of $0.27 on 68.7 million shares. Reported net income and earnings per share include after-tax charges associated with the integration of the Top-Flite operations acquired in late 2003 of $2.0 million and $0.03, respectively. Excluding these charges, the Company's pro forma net income and fully diluted earnings per share would have been $20.4 million and $0.30, respectively. Reported net sales, net income and fully diluted earnings per share for the same quarter in 2004 (which included after-tax integration charges of $6.7 million or $0.10 per share) were $297.9 million, $13.7 million and $0.20, respectively, on 68.4 million shares.
    For the six months ended June 30, 2005, the Company reported consolidated net sales of $623.0 million, net income of $36.8 million, and fully diluted earnings per share of $0.54 on 68.6 million shares. Reported net income and earnings per share for the six-month period were reduced by $4.4 million and $0.06, respectively, due to Top-Flite integration charges. Excluding these charges, the Company's pro forma net income and fully diluted earnings per share for the six-month period were $41.2 million and $0.60, respectively. Reported net sales, net income and fully diluted earnings per share for the same period in 2004 (which included after-tax integration charges of $9.9 million or $0.15 per share) were $661.7 million, $54.3 million and $0.79, respectively, on 68.4 million shares.
    Overall, the Company's sales improved during the second quarter of 2005 relative to the same period last year. The Company's products were generally well-received at retail and demand for the Company's products was strong, exceeding the Company's ability to supply some products. The Company's second quarter earnings were tempered by increased operating expenses related to brand investment and the timing of marketing expenses in support of second and third quarter new product launches. The Company does not expect to have product discounting issues in the second half of 2005 similar to those faced in 2004 and as a result anticipates significant year-over-year improvements in third quarter sales and earnings.
    For more details, including pro forma reconciliations to assist in year-over-year comparison, please see the attached "Supplemental Financial Information."

    The Company will be holding a conference call at 2:00 p.m. PDT today. The call will be broadcast live over the Internet and can be accessed at www.callawaygolf.com. To listen to the call, please go to the website at least 15 minutes before the call to register and for instructions on how to access the broadcast. A replay of the conference call will be available approximately two hours after the conclusion, and will remain available through 9:00 p.m. PDT on July 28, 2005. The replay may be accessed through the Internet at www.callawaygolf.com or by telephone by calling 1-800-475-6701 toll free for calls originating within the United States or 320-365-3844 for International calls. The replay pass code is 789761.

    Disclaimer: Statements used in this press release that relate to future plans, events, financial results, performance or prospects, including statements relating to future discounting and anticipated improvement in sales and earnings, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements are based upon current information and expectations. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to delays, difficulties or unanticipated costs in integrating the Top-Flite Golf and Callaway Golf assets, brands and businesses, the maintenance of good vendor relationships, adverse market and economic conditions, market acceptance of current and future products, adverse weather conditions and seasonality, competitive pressures, fluctuations in foreign currency exchange rates, delays, difficulties or increased costs in the manufacturing of the Company's golf club or ball products, or in the procurement of materials or resources needed to manufacture the Company's golf club or ball products, any rule changes or other actions taken by the USGA or other golf association that could have an adverse impact upon demand for the Company's products, a decrease in participation levels in golf and the effect of terrorist activity or armed conflict on the economy generally, on the level of demand for the Company's products or on the Company's ability to manage its supply and delivery logistics in such an environment. For additional information concerning these and other risks and uncertainties, see Part I, Item 2 of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, as well as other risks and uncertainties detailed from time to time in the Company's reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

    Regulation G: The financial results reported in this press release have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). In addition to the GAAP results, the Company has also provided additional information concerning its results, which includes certain financial measures not prepared in accordance with GAAP. The non-GAAP financial measures included in this press release exclude charges associated with the integration of the Callaway Golf Company and Top-Flite Golf Company operations. These non-GAAP financial measures should not be considered a substitute for any measure derived in accordance with GAAP. These non-GAAP financial measures may also be inconsistent with the manner in which similar measures are derived or used by other companies. Management believes that the presentation of such non-GAAP financial measures, when considered in conjunction with the most directly comparable GAAP financial measures, provides additional useful information concerning the Company's operations without the Top-Flite integration charges. The Company has provided reconciling information in the text of this press release.

    Through an unwavering commitment to innovation, Callaway Golf Company creates products and services designed to make every golfer a better golfer. Callaway Golf Company manufactures and sells golf clubs and golf balls, and sells golf accessories, under the Callaway Golf(R), Top-Flite(R), Odyssey(R) and Ben Hogan(R) brands. For more information, visit www.callawaygolf.com.


                        Callaway Golf Company
                Consolidated Condensed Balance Sheets
                            (In thousands)
                             (Unaudited)

                                               June 30,  December 31,
                                                 2005        2004
                                              ---------- -------------

ASSETS
Current assets:
   Cash and cash equivalents                    $42,656       $31,657
   Accounts receivable, net                     238,253       105,153
   Inventories, net                             193,361       181,230
   Deferred taxes                                36,644        32,959
   Income taxes receivable                        1,083        28,697
   Other current assets                          13,555        14,036
                                              ---------- -------------
      Total current assets                      525,552       393,732

Property, plant and equipment, net              132,070       135,865
Intangible assets, net                          176,910       179,636
Deferred taxes                                    6,234         9,837
Other assets                                     16,447        16,667
                                              ---------- -------------
                                               $857,213      $735,737
                                              ========== =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued expenses       $122,105       $75,501
   Accrued employee compensation and benefits    28,706        20,215
   Accrued warranty expense                      13,232        12,043
   Line of credit                                50,000        13,000
   Other current liabilities                         17            39
                                              ---------- -------------
      Total current liabilities                 214,060       120,798

Long-term liabilities                            27,700        28,622

Shareholders' equity                            615,453       586,317
                                              ---------- -------------
                                               $857,213      $735,737
                                              ========== =============




                        Callaway Golf Company
                       Statements of Operations
                (In thousands, except per share data)
                             (Unaudited)

                                             Quarter Ended
                                                June 30,
                                       --------------------------
                                         2005             2004
                                       ---------       ----------

Net sales                              $323,132  100%   $297,908  100%
Cost of sales                           176,399   55%    170,072   57%
                                       ---------       ----------
Gross profit                            146,733   45%    127,836   43%
Operating expenses:
   Selling expenses                      90,640   28%     74,496   25%
   General and administrative expenses   21,239    7%     21,834    7%
   Research and development expenses      7,083    2%      7,559    3%
                                       ---------       ----------
Total operating expenses                118,962   37%    103,889   35%
Income from operations                   27,771    9%     23,947    8%
Other expense, net                       (1,806)          (1,592)
                                       ---------       ----------
Income before income taxes               25,965    8%     22,355    8%
Provision for income taxes                7,573            8,640
                                       ---------       ----------
Net income                              $18,392    6%    $13,715    5%
                                       =========       ==========

Earnings per common share:
   Basic                                  $0.27            $0.20
   Diluted                                $0.27            $0.20
Weighted-average shares outstanding:
   Basic                                 68,270           67,788
   Diluted                               68,660           68,368


                                            Six Months Ended
                                                June 30,
                                       --------------------------
                                         2005             2004
                                       ---------       ----------

Net sales                              $622,989  100%   $661,694  100%
Cost of goods sold                      343,650   55%    367,667   56%
                                       ---------       ----------
Gross profit                            279,339   45%    294,027   44%
Operating expenses:
   Selling                              166,385   27%    145,691   22%
   General and administrative            40,324    6%     44,695    7%
   Research and development              13,323    2%     15,668    2%
                                       ---------       ----------
Total operating expenses                220,032   35%    206,054   31%
Income from operations                   59,307   10%     87,973   13%
Other expense, net                       (2,987)          (1,321)
                                       ---------       ----------
Income before income taxes               56,320    9%     86,652   13%
Provision for income taxes               19,568           32,392
                                       ---------       ----------
Net income                              $36,752    6%    $54,260    8%
                                       =========       ==========

Earnings per common share:
   Basic                                  $0.54            $0.80
   Diluted                                $0.54            $0.79
Weighted-average shares outstanding:
   Basic                                 68,226           67,536
   Diluted                               68,643           68,367




                        Callaway Golf Company
           Consolidated Condensed Statements of Cash Flows
                            (In thousands)
                             (Unaudited)

                                                     Six Months Ended
                                                         June 30,
                                                    ------------------
                                                      2005      2004
                                                    -------- ---------
Cash flows from operating activities:
   Net income                                       $36,752   $54,260
   Adjustments to reconcile net income to net
    cash used in operating activities:
     Depreciation and amortization                   22,659    26,320
     Non-cash compensation                            3,957         2
     Loss on disposal of long-lived assets              856     1,619
     Tax benefit from exercise of stock options         269     1,832
     Net non-cash foreign currency hedging losses        --     1,552
     Deferred taxes                                  (1,184)    5,972
     Changes in assets and liabilities, net         (67,368) (111,002)
                                                    -------- ---------
   Net cash used in operating activities             (4,059)  (19,445)
                                                    -------- ---------

Cash flows from investing activities:
   Capital expenditures                             (19,056)   (7,739)
   Proceeds from sale of capital assets                  20       366
   Business acquisitions, net of cash acquired           --    (9,215)
                                                    -------- ---------
   Net cash used in investing activities            (19,036)  (16,588)
                                                    -------- ---------

Cash flows from financing activities:
   Net proceeds from line of credit                  37,000    20,000
   Issuance of Common Stock                           3,560    16,691
   Dividends paid, net                               (4,853)   (4,728)
   Acquisition of Treasury Stock                        (39)   (6,298)
   Payments on financing arrangements                   (22)     (301)
                                                    -------- ---------
   Net cash provided by financing activities         35,646    25,364
                                                    -------- ---------

Effect of exchange rate changes on cash and cash
 equivalents                                         (1,552)     (926)
                                                    -------- ---------

Net increase (decrease) in cash and cash
 equivalents                                         10,999   (11,595)
Cash and cash equivalents at beginning of period     31,657    47,340
                                                    -------- ---------
Cash and cash equivalents at end of period          $42,656   $35,745
                                                    ======== =========




                        Callaway Golf Company
       Consolidated Net Sales and Operating Segment Information
                            (In thousands)
                             (Unaudited)


                     Net Sales by Product Category

                                     Quarter Ended
                                        June 30,      Growth/(Decline)
                                  ------------------- ----------------
                                     2005      2004   Dollars  Percent
                                  --------- --------- -------- -------
Net sales:
 Woods                             $69,583   $75,436  $(5,853)     -8%
 Irons                             111,686    87,047   24,639      28%
 Putters                            33,976    29,193    4,783      16%
 Golf balls                         70,759    74,531   (3,772)     -5%
 Accessories and other              37,128    31,701    5,427      17%
                                  --------- --------- --------
                                  $323,132  $297,908  $25,224       8%
                                  ========= ========= ========


                                  Six Months Ended
                                      June 30,       Growth/(Decline)
                                 ------------------- -----------------
                                   2005      2004    Dollars  Percent
                                 --------- --------- --------- -------
Net sales:
 Woods                           $135,047  $199,234  $(64,187)    -32%
 Irons                            219,634   183,493    36,141      20%
 Putters                           65,824    66,143      (319)      0%
 Golf balls                       129,792   146,627   (16,835)    -11%
 Accessories and other             72,692    66,197     6,495      10%
                                 --------- --------- ---------
                                 $622,989  $661,694  $(38,705)     -6%
                                 ========= ========= =========


                         Net Sales by Region

                                     Quarter Ended
                                        June 30,      Growth/(Decline)
                                  ------------------- ----------------
                                    2005      2004    Dollars  Percent
                                  --------- --------- -------- -------
Net sales:
 United States                    $181,453  $171,316  $10,137       6%
 Europe                             56,568    57,843   (1,275)     -2%
 Japan                              30,274    16,630   13,644      82%
 Rest of Asia                       19,064    17,140    1,924      11%
 Other foreign countries            35,773    34,979      794       2%
                                  --------- --------- --------
                                  $323,132  $297,908  $25,224       8%
                                  ========= ========= ========


                                  Six Months Ended
                                      June 30,        Growth/(Decline)
                                 ------------------- -----------------
                                   2005      2004     Dollars  Percent
                                 --------- --------- --------- -------
Net sales:
 United States                   $366,554  $388,958  $(22,404)     -6%
 Europe                           107,731   125,056   (17,325)    -14%
 Japan                             55,127    48,335     6,792      14%
 Rest of Asia                      33,729    33,122       607       2%
 Other foreign countries           59,848    66,223    (6,375)    -10%
                                 --------- --------- ---------
                                 $622,989  $661,694  $(38,705)     -6%
                                 ========= ========= =========


                     Operating Segment Information

                                   Quarter Ended
                                     June 30,        Growth/(Decline)
                                -------------------  -----------------
                                  2005      2004     Dollars  Percent
                                --------- ---------  -------- --------
Net sales:
 Golf clubs                     $252,373  $223,377   $28,996       13%
 Golf balls                       70,759    74,531    (3,772)      -5%
                                --------- ---------  --------
                                $323,132  $297,908   $25,224        8%
                                ========= =========  ========

Income before provision for
  income taxes: (1)
 Golf clubs (2)                  $33,365   $32,659      $706        2%
 Golf balls (2)                    6,018     3,756     2,262       60%
 Reconciling items (3)           (13,418)  (14,060)      642        5%
                                --------- ---------  --------
                                 $25,965   $22,355    $3,610       16%
                                ========= =========  ========


                                 Six Months Ended
                                     June 30,        Growth/(Decline)
                               -------------------  ------------------
                                  2005      2004     Dollars  Percent
                               --------- ---------  --------- --------
Net sales:
 Golf clubs                    $493,197  $515,067   $(21,870)      -4%
 Golf balls                     129,792   146,627    (16,835)     -11%
                               --------- ---------  ---------
                               $622,989  $661,694   $(38,705)      -6%
                               ========= =========  =========

Income before provision for
  income taxes: (1)
 Golf clubs                     $73,744  $111,502   $(37,758)     -34%
 Golf balls                       7,744     2,109      5,635      267%
 Reconciling items (2)          (25,168)  (26,959)     1,791        7%
                               --------- ---------  ---------
                                $56,320   $86,652   $(30,332)     -35%
                               ========= =========  =========


(1) Prior period amounts have been reclassified to conform with current period presentation.

(2) Represents corporate general and administrative expenses and other income (expense) not utilized by management in determining segment profitability.





                        Callaway Golf Company
                  Supplemental Financial Information
                (In thousands, except per share data)
                             (Unaudited)

                                          Quarter Ended June 30,
                                   -----------------------------------
                                                  2005
                                   -----------------------------------

                                   Pro Forma   Integration  Total as
                                    Callaway     Charges     Reported
                                      Golf
                                   ----------  -----------  ----------
Net sales                          $323,132           $-    $323,132
Gross profit                        148,027       (1,294)    146,733
% of sales                               46%         n/a          45%
Operating expenses                  116,996        1,966     118,962
                                   ---------   ----------   ---------
Income (loss) from operations        31,031       (3,260)     27,771
Other income (expense), net          (1,806)           -      (1,806)
                                   ---------   ----------   ---------
Income (loss) before income taxes    29,225       (3,260)     25,965
Provision for income taxes            8,812       (1,239)      7,573
                                   ---------   ----------   ---------
Net income (loss)                   $20,413      $(2,021)    $18,392
                                   =========   ==========   =========

Diluted earnings (loss) per share:    $0.30       $(0.03)      $0.27
Weighted-average shares
 outstanding:                        68,660       68,660      68,660


                                          Quarter Ended June 30,
                                    ----------------------------------
                                                  2004
                                    ----------------------------------

                                    Pro Forma   Integration  Total as
                                     Callaway     Charges     Reported
                                       Golf
                                    ----------  -----------  ---------
Net sales                           $297,908           $-    $297,908
Gross profit                         133,704       (5,868)    127,836
% of sales                                45%         n/a          43%
Operating expenses                    99,069        4,820     103,889
                                    ---------   ----------   ---------
Income (loss) from operations         34,635      (10,688)     23,947
Other income (expense), net           (1,592)           -      (1,592)
                                    ---------   ----------   ---------
Income (loss) before income taxes     33,043      (10,688)     22,355
Provision for income taxes            12,658       (4,018)      8,640
                                    ---------   ----------   ---------
Net income (loss)                    $20,385      $(6,670)    $13,715
                                    =========   ==========   =========

Diluted earnings (loss) per share:     $0.30       $(0.10)      $0.20
Weighted-average shares
 outstanding:                         68,368       68,368      68,368


                                         Six Months Ended June 30,
                                    ----------------------------------
                                                  2005
                                    ----------------------------------

                                    Pro Forma   Integration  Total as
                                     Callaway     Charges     Reported
                                       Golf
                                    ----------  -----------  ---------
Net sales                           $622,989           $-    $622,989
Gross profit                         283,716       (4,377)    279,339
% of sales                                46%         n/a          45%
Operating expenses                   217,322        2,710     220,032
                                    ---------   ----------   ---------
Income (loss) from operations         66,394       (7,087)     59,307
Other income (expense), net           (2,987)           -      (2,987)
                                    ---------   ----------   ---------
Income (loss) before income taxes     63,407       (7,087)     56,320
Provision for income taxes            22,261       (2,693)     19,568
                                    ---------   ----------   ---------
Net income (loss)                    $41,146      $(4,394)    $36,752
                                    =========   ==========   =========

Diluted earnings (loss) per share:     $0.60       $(0.06)      $0.54
Weighted-average shares
 outstanding:                         68,643       68,643      68,643


                                        Six Months Ended June 30,
                                    ----------------------------------
                                                  2004
                                    ----------------------------------

                                    Pro Forma   Integration  Total as
                                     Callaway     Charges     Reported
                                       Golf
                                    ----------  -----------  ---------
Net sales                           $661,694           $-    $661,694
Gross profit                         303,365       (9,338)    294,027
% of sales                                46%         n/a          44%
Operating expenses                   199,596        6,458     206,054
                                    ---------   ----------   ---------
Income (loss) from operations        103,769      (15,796)     87,973
Other income (expense), net           (1,321)           -      (1,321)
                                    ---------   ----------   ---------
Income (loss) before income taxes    102,448      (15,796)     86,652
Provision for income taxes            38,297       (5,905)     32,392
                                    ---------   ----------   ---------
Net income (loss)                    $64,151      $(9,891)    $54,260
                                    =========   ==========   =========

Diluted earnings (loss) per share:     $0.94       $(0.15)      $0.79
Weighted-average shares
     outstanding:                     68,367       68,367      68,367

    CONTACT: Callaway Golf Company
             Brad Holiday, Patrick Burke, Larry Dorman, 760-931-1771